FEDERATED EQUITY INCOME FUND, INC.

Class A Shares
------------------------------------------------------------------------------
Class B Shares
Class C Shares
Class F Shares
Supplement to Prospectus dated January 31, 2005

Under "Who Manages the Fund?" please replace the sub-section entitled "The Fund's Portfolio Managers are:" with the following:


THE FUND'S PORTFOLIO MANAGERS ARE:

John L. Nichol
John L. Nichol has been the Fund's Portfolio Manager since October 2002. Mr. Nichol joined Federated in September 2000 as an Assistant Vice
President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.


Linda A. Duessel
Linda A. Duessel has been the Fund's Portfolio Manager since February 1997. She is Vice President of the Fund. Ms. Duessel joined Federated in 1991and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.


William Dierker
William Dierker has been a portfolio manager of the Fund since March 2005. Mr. Dierker joined Federated in September 2004 as a Senior Portfolio
Manager/Senior Vice President of the Fund's adviser. Mr. Dierker was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker is a Chartered Financial Analyst. He received his B.S.B.A. in accounting from Xavier University.


Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

33256 (7/05)

                                                      July 22, 2005